SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2005

CC V HOLDINGS, LLC
CC V HOLDINGS FINANCE, INC.
(Exact name of registrants as specified in their charters)

Delaware
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-75415 333-75415-03	13-4029965 13-4029969
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrants' telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.01. REGULATION FD DISCLOSURE.

Effective on January 28, 2005, Charter Communications, Inc. ("Charter"), the indirect parent company and manager of CC V Holdings, LLC and CC V Holdings Finance, Inc., will eliminate the position of Chief Administrative Officer, resulting in the separation of Steven A. Schumm, Executive Vice President and Chief Administrative Officer from Charter and each of Charter's subsidiaries for which Mr. Schumm serves as an officer, including us.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CC V Holdings, LLC and CC V Holdings Finance, Inc. have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

CC V HOLDINGS, LLC
Registrant
By: CHARTER COMMUNICATIONS, INC., Registrants' Manager

Dated: January 26, 2005

By: /s/ Paul E. Martin
Name: Paul E. Martin
Title: Interim Co-Chief Financial Officer,
Senior Vice President and Controller
(Co-Principal Financial Officer and Principal Accounting Officer)

CC V HOLDINGS FINANCE, INC.
Registrant

Dated: January 26, 2005

By: /s/ Paul E. Martin
Name: Paul E. Martin
Title: Interim Co-Chief Financial Officer,
Senior Vice President and Controller
(Co-Principal Financial Officer and Principal Accounting Officer)